EXHIBIT 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 29, 2012, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 30, 2012 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
B.    The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.
C.    The Lenders parties to this Amendment (which Lenders constitute each of the Lenders as required under the Credit Agreement) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
1.    AMENDMENTS.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms thereto in proper alphabetical order to read as follows:
(b)    “First Amendment” means that First Amendment to Credit Agreement dated as of November 29, 2012, among the Borrower, the Lenders party thereto, and the Administrative Agent.
(c)    “First Amendment Effective Date” means the date that all conditions to effectiveness set forth in Section 3 of the First Amendment are satisfied.
(d)    The definition of “Real Property Collateral” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
(e)    “Real Property Collateral” means (a) all interests in real property owned by the Borrower or a Domestic Subsidiary on the Closing Date that is used in or incident to a funeral home or related business anywhere in the States of California, Connecticut, Texas,

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Massachusetts, Idaho, New Jersey, Florida, Ohio, Michigan, Tennessee, Georgia, Rhode Island, Kentucky, Virginia, Illinois and New York, (b) the Additional Real Property Collateral, (c) additional real property substituted as Collateral in accordance with Section 7.05(e), (d) James J. Terry Funeral Home in Dawnington, Pennsylvania, (e) Johnson-Gloschat Funeral Home & Crematory, Kalispell, Montana, (f) Don Grantham Funeral Home, Duncan, Oklahoma, (g) Lawton Ritter Gray Funeral Home, Lawton, Oklahoma, and (h) Resthaven Funeral Home, Oklahoma City, Oklahoma.
(f)    Section 6.12(d) of the Credit Agreement is hereby amended to read as follows:
(g)    (d)    If at any time the EBITDA generated by the Mortgaged Property and related operations in respect thereof for any Measurement Period is less than 75% of the EBITDA of the funeral operations for the Borrower and its Subsidiaries (“Field Level EBITDA”) for such Measurement Period, the Borrower shall, or shall cause its Subsidiaries to, immediately upon delivery of the Compliance Certificate required pursuant to Section Error! Reference source not found. evidencing such fact, execute such additional Mortgage or Mortgages which will result in the Mortgaged Property and related operations subject to a First Priority Lien accounting for no less than 75% of the Field Level EBITDA for the Borrower and its Subsidiaries, and provide such loan or mortgage title commitments, flood certificates and tax affidavits as requested by the Administrative Agent, together with opinions of local counsel with respect to the execution and filing thereof, and the perfection of Liens created thereby.
(h)    Schedule 6.17, Post-Closing Matters, is hereby amended to be in the form of Schedule 6.17 to this First Amendment.
(i)    Exhibit D, the Compliance Certificate, is hereby amended to be in the form of Exhibit D attached to this First Amendment.
2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this First Amendment:
(a)    the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

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(b)    no event has occurred and is continuing which constitutes a Default or Event of Default;
(c)    (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
(d)    neither the execution, delivery and performance of this First Amendment nor the consummation of any transactions contemplated herein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any Law applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their respective properties are subject; and
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to (i) the execution, delivery or performance by the Borrower of this First Amendment, or (ii) the acknowledgement by each Guarantor of this First Amendment.
3.    CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective on and as of the date hereof, subject to the following:
(a)    the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;
(b)    the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Lenders; and
(c)    the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor.
4.    GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.

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5.    REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.
(b)    Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
6.    COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.
7.    EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
8.    GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This First Amendment shall be binding upon the Borrower and each Lender and their respective successors and permitted assigns.
9.    HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
10.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date above written.

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GUARANTORS:

ARIA CREMATION SERVICES, LLC
BARNETT, DEMROW & ERNST, INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE CEMETERY SERVICES OF     CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO,     INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC.
CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF     CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF     KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF     MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INSURANCE AGENCY OF     MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE INVESTMENTS, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MERGER VI, INC.
CARRIAGE MERGER VII, INC.
CARRIAGE MERGER VIII, INC.
CARRIAGE MERGER IX, INC.
CARRIAGE MERGER X, INC.
CARRIAGE MUNICIPAL CEMETERY     SERVICES OF NEVADA, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.
CARRIAGE SERVICES OF CONNECTICUT,     INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE TEAM CALIFORNIA     (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL),     LLC
CARRIAGE TEAM FLORIDA (CEMETERY),     LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC

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CARRIAGE TEAM KANSAS, LLC
CATAUDELLA FUNERAL HOME, INC.
CFS FUNERAL SERVICES, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
CLOVERDALE PARK, INC.
COCHRANE’S CHAPEL OF THE ROSES, INC.
CSI FUNERAL SERVICES OF     MASSACHUSETTS, INC.
FORASTIERE FAMILY FUNERAL SERVICE,     INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME, INC.
ROLLING HILLS MEMORIAL PARK
WILSON & KRATZER MORTUARIES

Signature Page – First Amendment

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SCHEDULE 6.17
Post-Closing Matters
Executed and deliver the documents and complete the tasks set forth on Schedule 6.17, in each case within the time limits specified on such schedule.

1.	By the date which is 45 days after the First Amendment Effective Date, execute and deliver to the Administrative Agent:

(a)
Mortgages covering the properties referred to in clauses (a) and (d) through (h) of the definition of “Real Property Collateral” set forth in Section 1.01 of the Credit Agreement, and, to the extent required by the Administrative Agent, landlord’s waivers for the leased properties listed on Schedule 5.08(d)(i), each duly executed by the appropriate Loan Party, together with, in each case to the extent required by the Administrative Agent and in form and substance satisfactory to the Administrative Agent:

(i)
evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Creditors and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid,

(ii)
loan or mortgage title reports or title searches, flood certificates and tax affidavits with respect to the Real Property Collateral owned or leased by the Borrower or each applicable Domestic Subsidiary, and

(iii)
evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

Schedule 6.17

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EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:_____________

To:    Bank of America, N.A., as Administrative Agent Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of August 30, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Carriage Services, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the____________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

l.    Attached hereto as Schedule l are the year-end audited financial statements required by Section 6.0l(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1for fiscal quarter-end financial statements]

l.    Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.0l(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

Exhibit D- Page 1
Form of Compliance Certificate
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[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.    The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Borrower as of _____________________________________
CARRIAGE SERVICES, INC.

By:	Name: Title

Exhibit D- Page 2
Form of Compliance Certificate
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For the Quarter/Year ended_______________("Statement Date")

SCHEDULE2
to the Compliance Certificate
($ in 000's)

I.	Section 7.01- Liens.

A.	Debt on acquired Property: $_____________

B.	Purchase money Liens and surety bond deposits: $_____________

C.	Total permitted Secured Debt (Lines I.A. + I.B.): $_____________

D.	10% of Borrower's Net Worth: $_____________

II.	Section 7.02- Investments.

A.	Investments made pursuant to Section 7.02(g): $_____________

B.	Investments permitted pursuant to Section 7.02(g): $3,500,000

C.	Investments in Unrestricted Subsidiaries pursuant to Section 7.02(j): $_____________

D.	Investments permitted pursuant to Section 7.02(j): $5,000,000

III.	Section 7.03- Debt.

A.	Trade Payables more than 90 days past due not being contested in good $____________ faith with GAAP reserves:

B.	Aggregate amount of permitted trade payables described in Line III.B.: $200,000

C.	Amount of other Debt outstanding pursuant to Section 7.0l(j): $_____________

D.	5% of Borrower's Net Worth: $_____________

IV.	Section 7.05- Dispositions.

A.	Net Cash Proceeds from Dispositions pursuant to Section 7.05(d) $____________ pending reinvestment:

B.	Aggregate amount of permitted Net Cash Proceeds described in: $2,000,000
Line IV.A.:

V.	Section 7.06 -Restricted Payments.

A.	Equity Interest purchases pursuant to Section 7.06(a)(ii)(A): $_____________

B.	Aggregate amount of permitted Equity Interest purchases described in: $5,000,000
Line IV.A.:

VI.	Section 7.11 (a)- Maximum Leverage Ratio.

A.	Total Debt at Statement Date:

•	Debt of the Borrower and its Subsidiaries at Statement Date: $_____________

Exhibit D- Page 3
Form of Compliance Certificate
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(2)	Trust Notes of the Borrower and its Subsidiaries at Statement Date: $_____________

(3)	Total Debt (Lines VI.A.I- 2): $_____________

A.	EBITDA for four consecutive fiscal quarters ending on the Statement Date ("Subject Period"):

(1)	Net Income for the Subject Period: $____________

(2)	To the extent deducted in calculating Net Income, Interest Expense $____________
for the Subject Period:

(3)	To the extent deducted in calculating Net Income, the provision for $____________ federal, state, local and foreign income taxes payable by the
Borrower and its Subsidiaries for the Subject Period:

(4)	To the extent deducted in calculating Net Income, depreciation and $_____________
amortization expenses and payments in respect of Deferred Purchase Price for the Subject Period:

(5)	To the extent deducted in calculating Net Income, other expenses $____________
of the Borrower and the Subsidiaries reducing Net Income which do not represent a cash item in the Subject Period or any future period:

(6)	To the extent deducted in calculating Net Income, costs and $____________
expenses of the Borrower and its Subsidiaries incurred in
connection with the tender for, consent solicitation with respect to, and purchase of the Senior Notes:

(7)	To the extent deducted in calculating Net Income, non-recurring $____________
costs and expenses, including acquisition costs, of the Borrower and its Subsidiaries not to exceed $1,000,000 in aggregate amount:

(8)	Withdrawable trust income received by the Borrower and its $____________
Subsidiaries from preneed trust accounts that allow income to be withdrawn before contract maturity, less cash amounts required to be replaced, if any:

(9)	EBITDA of any Acquisition calculated on a historic basis for such $____________
Acquisition as if the same had occurred on the first day of the period for which such EBITDA is measured with such pro-forma adjustments as the Administrative Agent shall approve, as detailed on attached
Exhibit B9:

(10)	For any period of calculation including Fiscal Quarter ending $____________
March 31, 2011, severance costs not to exceed $2,300,000 in
aggregate amount

(11)	Non-cash items increasing Net income for the Subject Period: $____________

Exhibit D- Page 4
Form of Compliance Certificate
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(12) EBITDA of any Subsidiary or business Disposed of calculated on a         $_____________
historic business as if the same had occurred on the first day of the period for which such EBITDA is measured with such pro-forma adjustments as the Administrative Agent shall approve:

(13) EBITDA (Lines VI.B.l + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 +10-11         $_____________
- 12 )

C.	Leverage Ratio (Line VI.A. +Line VI.B.l3): ______to______

Maximum permitted:

Maximum
Period	Leverage Ratio
Closing Date through June 29, 2014	3.75 to 1.00
2014 June 30, 2014 and thereafter	3.50 to 1.00

VI.	Section 7.11(b)- Minimum Fixed Charge Coverage Ratio.

A.	EBITDA for the Subject Period (Line VI.B.13. above): $_____________

B.	Maintenance Capital Expenditures for the Subject Period: $_____________

C.	Cash taxes paid during the Subject Period: $_____________

D.	Cash tax refunds received during the Subject Period: $_____________

E.	Dividends paid in cash during the Subject Period: $_____________

F.	Cash Interest Expense during the Subject Period: $_____________

G.	Scheduled and required principal payments during the Subject Period in $_____________
respect of Debt

H.	Scheduled and required payments made by the Borrower in respect of $_____________
Deferred Purchase Price for the Subject Period (to extent not included in
VILE. and VILF. above):

I.	Fixed Charge Coverage Ratio (Lines VII.A.- VII.B.- VII.C. + VII.D. - ____ to 1.00 VII.E.) / (Lines VII.F. +VII.G. + VII.H):

Minimum required:                            1.20 to 1.00

VII.	Section 6.12(d)- Field Level EBITDA

A.	Funeral Field Level EBITDA for the Subject Period: $_____________

B.	Line VIII.A x .75: $_____________

C.	EBITDA generated by Mortgaged Property and related operations for the $_____________
Subject Period:

Exhibit D- Page 5
Form of Compliance Certificate
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Exhibit D- Page 5
Form of Compliance Certificate
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